UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009 (October 13, 2009)

CHINA INTERACTIVE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-134287	59-2539657
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

Palm Grove House
PO Box 438, Road Town
Tortola, British Virgin Islands
(Address of principal executive offices)

+(852) 967 45278
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed by China Interactive Education, Inc., a Nevada corporation (the “Company”), formerly, Find The World Interactive, Inc., in connection with the items described below. It amends the Current Report on Form 8-K filed by the Company with the Commission on October 30, 2009.

Item 4.01 – Changes in Registrant’s Certifying Accountant

The Registrant’s board of directors dismissed its former auditors, Jorgensen & Co, on October 13, 2009.

The reports of Jorgensen & Co, on the financial statements for the Registrant’s fiscal years ended December 31, 2008 and 2007 did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Registrant's ability to continue as a going concern. There were no matters that were either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K) during the Registrant’s fiscal years ended December 31, 2008 and 2007, and the subsequent interim period through October 13, 2009, regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written or oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issues. During the Registrant's two most recent completed fiscal years, and interim period through October 13, 2009, there were no "reportable events" as such term is described in Item 304(a)(1)(iv) of Regulation S-K with Jorgensen & Co.

The Registrant engaged the firm of STS Partners LLP, Certified Public Accountants on October 14, 2009 as it’s principal independent accounting firm.

The Registrant had not consulted with STS Partners LLP, Certified Public Accountants, for the fiscal years ending December 31, 2008 and 2007, and the subsequent interim period through October 14, 2009 regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written or oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issues. There were no matters that were either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) , a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K), or any matter set forth in Item 304(a)(2) of Regulation S-K..

The Board of Directors of the Company approved the dismissal of Jorgensen & Co, and the engagement of STS Partners LLP, Certified Public Accountants, as a change in principal accountants as discussed above, in accordance with paragraph (a)(1)(iii) of Item 304 of Regulation S-K.

In accordance with the requirements of Item 304(a)(3) of Regulation S-K, the Registrant has provided Jorgensen & Co with a copy of this Current Report on Form 8-K/A prior to its filing with the SEC, and requested that they furnish the Registrant with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K/A, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Jorgensen & Co., is attached to this on Form 8-K/A as Exhibit 16.1 letter in accordance with the requirement of Item 304(a)(3) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(a)	Financial Statements of Business(es) Acquired
Not Applicable

(b)	Pro forma Financial Information
Not Applicable

(c)	Exhibits

	16.1	Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2009	CHINA INTERACTIVE EDUCATION, INC.

By: /s/ Chen Ruofei
Chen Ruofei,
Chief Executive Officer